SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

     [X]  Preliminary Information Statement
     [ ]     Confidential, for Use of the Commission Only (as permitted by Rule
             14c-5(d)(2))
     [ ]     Definitive Information Statement


                               ENDOVASC LTD., INC.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

     [ ]  Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and
          0-11.
          1)   Title  of  each class of securities to which transaction applies.
          2)   Aggregate  number  of  securities  to  which transaction applies.
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined).
          4)   Proposed  maximum  aggregate  value  of  transaction.
          5)   Total  fee  paid.
     [ ]  Fee  paid  previously  with  preliminary  materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount  previously  paid.
          2)   Form,  Schedule  or  Registration  Statement  No
          3)   Filing  Party.
          4)   Date  Filed.

                               ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                             MONTGOMERY, TEXAS 77356
                               __________________

                          WRITTEN CONSENTS RELATING TO
                            REINCORPORATION IN NEVADA
                                  BY MERGER OF

                               ENDOVASC LTD., INC.
                            (A DELAWARE CORPORATION)
                                      INTO
                                 ENDOVASC, INC.
                             (A NEVADA CORPORATION)

     NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of the outstanding shares of common stock, $.001 par value per share, approving the reincorporation of ENDOVASC LTD., INC. in Nevada by merger with and into our wholly-owned Nevada subsidiary, ENDOVASC, INC.
                               __________________

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                               __________________

     As of the close of business on February 24, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 40,098,815 shares of our common stock outstanding. Each share of our common stock is entitled to one vote in connection with the reincorporation. Simultaneously with the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent a majority of the outstanding shares of our common stock, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

     The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of ENDOVASC LTD., INC. for certificates representing shares of ENDOVASC, INC. We urge you to follow the instructions set forth in the attached information statement under "How to Exchange Certificates" to surrender certificates representing shares of ENDOVASC LTD., INC. for certificates representing ENDOVASC, INC.

     This Information Statement is first being sent to stockholders of ENDOVASC LTD., INC. on March 11, 2003.

                                      By Order of the Board of Directors,


                                      Secretary
Houston, Texas
March 11, 2003

                                     SUMMARY

--------------------------------------------------------------------------------
TRANSACTION:             Reincorporation in Nevada

PURPOSE:                 To reverse the previous reincorporation in Delaware.

                         To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Nevada - Principal Reasons for Reincorporation"

RECORD DATE:             February 24, 2003

METHOD: Merger of ENDOVASC LTD., INC. with and into our wholly-owned Nevada subsidiary, ENDOVASC, INC. See "Reincorporation in Nevada - Principal Features of the Reincorporation."

EXCHANGE RATIOS:         One  and  one-fifth  (1.20)  shares  of  ENDOVASC, INC.
                         common  stock will be issued for each share of ENDOVASC
                         LTD., INC. common stock held as of the record date and one (1) share of ENDOVASC, INC. common stock will be issued for each fractional share of ENDOVASC, INC.
                         common  stock  that  would  otherwise  be  issued.  See
                         "Reincorporation  in Nevada - Principal Features of the
                         Reincorporation."


EFFECTIVE DATE:          March 31, 2003

ADDITIONAL               Mandatory  exchange  of  outstanding  certificates
PROVISIONS:              representing shares of ENDOVASC LTD., INC. common stock
                         for  certificates representing shares of ENDOVASC, INC.
                         common  stock.  See "Reincorporation in Nevada - How to
                         Exchange ENDOVASC LTD., INC. Certificates for ENDOVASC,
                         INC.  Certificates."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
QUESTIONS AND ANSWERS . . . . . . . . . . . . . . . . . . . . . . . . .        1

STOCK OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

REINCORPORATION IN NEVADA . . . . . . . . . . . . . . . . . . . . . . .        4

    Principal Reasons for Reincorporation . . . . . . . . . . . . . . .        4

    Principal Features of the Reincorporation . . . . . . . . . . . . .        5

    How to Exchange ENDOVASC LTD., INC. Certificates for ENDOVASC, INC.
    Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . .        5

    Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . .        6

    Significant Differences Between ENDOVASC LTD., INC. and
    ENDOVASC, INC.. . . . . . . . . . . . . . . . . . . . . . . . . . .        6

DEFENSES AGAINST HOSTILE TAKEOVERS. . . . . . . . . . . . . . . . . . .       10

APPRAISAL RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .       12




                                      (i)

                              INFORMATION STATEMENT


                              QUESTIONS AND ANSWERS

     This Information Statement is first being sent to stockholders on or about March 11, 2003. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of ENDOVASC LTD., INC. in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:   ENDOVASC  LTD.,  INC.  JUST  COMPLETED  A  REINCORPORATION  FROM  NEVADA TO
     DELAWARE.  WHY  IS  ENDOVASC  LTD.,  INC.  REINCORPORATING  BACK TO NEVADA?

A: Unfortunately, the reincorporation in Delaware did not accomplish all of our goals regarding identification of our stockholders. We believe that there are a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, we believe, has resulted in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

     In addition, we have recently filed significant litigation alleging that certain individuals engaged in manipulation of our stock prices. As a Delaware corporation, we may be subject to protracted litigation in Delaware. The judicial system and courts in Nevada are significantly less expensive and more responsive to the needs of corporations that are involved in litigation.

     Finally, Nevada imposes no income taxes or franchise taxes on Nevada corporations. We believe that we will be able to save tax expenses in Nevada when we obtain profitable operation.

Q: WHY ISN'T ENDOVASC LTD., INC. HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under Delaware General Corporation Law and our Certificate of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A: The reincorporation will be accomplished by a merger of ENDOVASC LTD., INC. with and into our wholly owned subsidiary, ENDOVASC, INC. One and one-fifth fully paid and non-assessable share of ENDOVASC, INC. will be issued for each outstanding share of our common stock that is held by our stockholders. In addition, one fully paid and non-assessable share of ENDOVASC, INC. will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of ENDOVASC LTD., INC. will cease to trade on the over-the-counter bulletin board market and the shares of ENDOVASC, INC. will begin trading in their place beginning on April 1, 2003, under a new trading symbol and CUSIP Number that has not yet been assigned. Other securities of ENDOVASC LTD., INC., such as preferred stock, options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by ENDOVASC, INC.

Q: HOW WILL THE REINCORPORATION AFFECT THE OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES OF ENDOVASC LTD., INC.?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class and the same percentage of ENDOVASC, INC., subject only to insignificant differences relating to the elimination of fractional shares. Our officers, directors and employees will become the officers, directors and employees of ENDOVASC, INC. after the effective date of the reincorporation. ENDOVASC, INC. will continue our business at the same locations and with the same assets.

Q: HOW DO I EXCHANGE CERTIFICATES OF ENDOVASC LTD., INC. FOR CERTIFICATES OF ENDOVASC, INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, ENDOVASC, INC. will issue a new certificate representing the number of whole shares of ENDOVASC, INC. as soon as practical after the effective date of the reincorporation. If you hold our stock in street name or in a brokerage account, we encourage you to request that certificate be issued to you so that you can exchange it for a certificate representing shares of ENDOVASC, INC.

Q:   WHAT HAPPENS IF I DO NOT SURRENDER MY CERTIFICATES OF ENDOVASC LTD., INC.?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF ENDOVASC LTD., INC. TO RECEIVE SHARES OF ENDOVASC, INC. All shares of Endovasc Ltd., Inc. outstanding after the effective date of the reincorporation will be cancelled. Until you receive shares of ENDOVASC, INC. you are not entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of ENDOVASC, INC. Under the General Corporation Law of the State of Nevada, we may seek to enforce the delivery of certificates for exchange through proceedings in court.

Q:   WHAT IF I HAVE LOST MY ENDOVASC LTD., INC. CERTIFICATES?

A: If you have lost your ENDOVASC LTD., INC. certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.

Q:   CAN I REQUIRE ENDOVASC LTD., INC. TO PURCHASE MY STOCK?

A: No. Under the General Corporation Law of the State of Delaware, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

     ENDOVASC, INC. will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement and the cost of exchanging certificates representing shares of ENDOVASC LTD., INC. for certificates representing shares of ENDOVASC, INC. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of ENDOVASC, INC. that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

                                 STOCK OWNERSHIP

     The following table sets forth information as of February 24, 2003, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other four executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

     The mailing address for each person identified below is 15001 Walden Road, Suite 108, Montgomery, Texas 77356.


                                                      SHARES       PERCENTAGE OF
                                                   BENEFICIALLY     OUTSTANDING
            NAME                                      OWNED         SHARES (1)

David P. Summers
Chief Executive Officer,
President & Director                                 11,223,000           27.9%

M. Dwight Cantrell
Chief Financial Officer,
Treasurer & Director                                  3,431,880            8.6%

All Officers and Directors as
a group (2 Persons)                                  14,654,880           36.5%

     (1) Percentage of beneficial ownership is based on 40,098,815 shares of common stock outstanding as of February 24, 2003. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable as of or within 60 days of February 24, 2003, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.


                            REINCORPORATION IN NEVADA

     The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Plan and Agreement of Merger between ENDOVASC LTD., INC. and ENDOVASC, INC., a copy of which is attached hereto as Exhibit "A," or the Articles of Incorporation of ENDOVASC, INC., a copy of which is attached hereto as Exhibit "B." Copies of the bylaws of ENDOVASC, INC. are available for inspection at our principal office and we will send copies to stockholders upon request.

PRINCIPAL  REASONS  FOR  REINCORPORATION

     We believe that the price of our common stock may be artificially depressed due to abnormally high short selling by speculators who are not stockholders. We believe that these sales are conducted through a practice commonly known as a "naked short" sale. Certain brokers may have permitted their customers to sell shares that are neither owned by such customers nor borrowed from another stockholder. As a result, the broker has not delivered the shares sold to the purchasers. If this practice is widespread, it creates severe pressure on the price of our stock since there is no limit on the number of shares that are traded. The reincorporation in Nevada will permit us to require the delivery of certificates representing our shares for exchange in connection with the reincorporation or subsequent changes in our capital structure.

     A second reason for reincorporating in Nevada is the expense and delays associated with corporate litigation in Delaware. As a Delaware corporation, various claimants may sue ENDOVASC LTD., INC. in the courts of the State of Delaware. Because of the number of corporations that have been incorporated in Delaware, the judicial system has a significant backlog of cases. In addition, there are only a limited number of lawyers that are admitted to practice before the courts of Delaware and the legal fees involved in litigation in Delaware can be substantial. We believe that certain individual claimants against us could use the courts of the State of Delaware to file expensive litigation as a tactic to encourage settlement or to discourage us from pursuing claims against them.

     A third reason for the reincorporation in Nevada is to save expenses for taxes and fees when we reach profitable operation. Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

     Finally, our previous reincorporation from Nevada did not result in the identification of our beneficial stockholders because Delaware lacks the statutory provision that would permit us to require the surrender and exchange of certificates. We anticipate conducting a mandatory exchange of certificates to better identify our beneficial shareholders and encourage all of our shareholders to request that certificates be issued in their name. In addition, the reincorporation will result in a six for five forward split of the shares of ENDOVASC LTD., INC.

PRINCIPAL FEATURES OF THE REINCORPORATION

     The reincorporation will be effected by the merger of ENDOVASC LTD., INC., a Delaware corporation, with and into our wholly owned subsidiary, ENDOVASC, INC., a Nevada corporation. ENDOVASC, INC. will be the surviving entity. The reincorporation will be effective on March 31, 2003, the Effective Date.

     On the Effective Date, (i) each of our stockholders will be entitled to receive one and one-fifth fully paid and non-assessable shares of ENDOVASC, INC. for each share of our common stock outstanding as of the Effective Date and one share of ENDOVASC, INC. common stock for any fractional interest that they would be entitled to receive, (ii) each share of ENDOVASC, INC. common stock owned by ENDOVASC LTD., INC. will be canceled and resume the status of authorized and unissued ENDOVASC, INC. common stock, and (iii) ENDOVASC LTD., INC. will cease its corporate existence in the State of Delaware. We anticipate that the shares of ENDOVASC LTD., INC. will cease trading on the first trading date following the Effective Date and shares of ENDOVASC, INC. will begin trading in their place but under a new CUSIP number and symbol.

     The Articles of Incorporation and bylaws of ENDOVASC, INC. are substantially identical to the Certificate of Incorporation and bylaws of ENDOVASC LTD., INC. Except for the differences between the laws of the State of Delaware, which govern ENDOVASC LTD., INC., and the laws of the State of Nevada, which govern ENDOVASC, INC., your rights as stockholders will not be affected by the reincorporation. See the information under "Significant Differences between ENDOVASC LTD., INC. and ENDOVASC, INC." for a summary of the differences between the laws of the State of Delaware and the laws of the State of Nevada.

     The board of directors and officers of ENDOVASC, INC. consists of the same persons that are currently our directors and officers and the addition of Diane Dottavio, our Vice President, Research and Development. Our daily business operations will continue at the principal executive offices at 15001 Walden Road, Suite 108, Montgomery, Texas 77356.

HOW TO EXCHANGE ENDOVASC LTD., INC. CERTIFICATES FOR ENDOVASC, INC. CERTIFICATES

     Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of ENDOVASC, INC. common stock. Upon surrender of a certificate representing our common stock to ENDOVASC, INC., together with a duly executed letter of transmittal, ENDOVASC, INC. will issue, as soon as practicable, a certificate representing the number of shares of ENDOVASC, INC. each stockholder is entitled to receive.

     If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers. We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of ENDOVASC, INC. in your name on the books and records of ENDOVASC, INC.

     You are required to surrender your certificates representing our common stock for certificates representing shares of ENDOVASC, INC. Dividends and other distributions declared by ENDOVASC, INC. after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid ONLY to the holders of certificates representing ENDOVASC, INC. common stock and not to the holders of unsurrendered certificates representing shares of ENDOVASC LTD., INC. In addition, holders of unsurrendered certificates representing shares of our common stock will not be entitled to notice of or to vote at any meetings of the stockholders of ENDOVASC, INC. until they surrender the certificate representing ENDOVASC LTD., INC. common stock. ENDOVASC, INC. may enforce the mandatory delivery of the certificates by action in the Nevada courts if you fail to deliver such certificates for exchange.

CAPITALIZATION

     Our authorized capital consists of 200,000,000 shares of common stock, $.001 par value, and 20,000,000 shares of Preferred stock, $.001 par value. As of February 24, 2003, the record date for those stockholders entitled to notice of the reincorporation, there were 40,098,815 shares of our common stock and 275 shares of our 8% Series A Convertible Preferred Stock outstanding. The authorized capital of ENDOVASC, INC. consists of 220,000,000 shares of capital stock divided into 200,000,000 shares of common stock, $.001 par value per share, and 20,000,000 shares of preferred stock, $.001 par value per share. The board of directors of ENDOVASC, INC. has adopted designations, rights and preferences for 8% Series A Convertible Preferred Stock which are identical to the rights and preferences of the 8% Series A Preferred Stock issued by ENDOVASC LTD., INC. As a result of the reincorporation and mandatory exchange of the common stock, ENDOVASC, INC. will have outstanding approximately 48,118,578 shares of common stock and 275 shares of 8% Series A Convertible Preferred Stock. The reincorporation did not affect our total stockholder equity or total capitalization.

SIGNIFICANT DIFFERENCES BETWEEN THE ENDOVASC LTD., INC. AND ENDOVASC, INC.

     ENDOVASC LTD., INC. was incorporated under the laws of the State of Delaware and ENDOVASC, INC. is incorporated under the laws of the State of Nevada. Those stockholders that tender their certificates representing the shares of our common stock for exchange will become stockholders of ENDOVASC, INC. Their rights as stockholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada law") and the Articles of Incorporation and bylaws of ENDOVASC, INC. rather than the Delaware General Corporation Law ("Delaware law") and the ENDOVASC LTD., INC. Certificate of Incorporation and bylaws. The Articles of Incorporation and bylaws of ENDOVASC, INC. are substantially identical to the Certificate of Incorporation and bylaws of ENDOVASC LTD., INC.

     The corporate statutes of Nevada and Delaware have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

     Classified  Board  of  Directors.  Both  Delaware  and  Nevada  law  permit
     --------------------------------
corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. Both ENDOVASC LTD., INC. and ENDOVASC, INC. have classified boards consisting of three classes, elected to three-year terms. Although the Certificate of Incorporation of ENDOVASC LTD., INC. provides for a classified board of directors we have only two (2) directors that were elected to concurrent one-year terms. As a result of the reincorporation, our board will be increased to three (3) persons, one of whom will serve until the annual meeting in 2003, one of whom will serve until the annual meeting in 2004, and one of whom will serve until the annual meeting in 2005. At the expiration of each director's term, a successor will be elected to a three-year term. In addition, any increase in the size of the board of directors will be allocated among the classes so that they are as nearly equal as possible. The implementation of the classified board of directors may make it more difficult for stockholders of ENDOVASC, INC. to replace the entire board of directors because only one-third of the board is elected each year.

     Removal of Directors.  Under Delaware law, members of a classified board of
     --------------------
directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Nevada does not distinguish between removal of directors with and without cause. The reincorporation may make it more difficult for the stockholders of ENDOVASC, INC. to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

     Special Meetings of Stockholders.  Delaware law permits special meetings of
     --------------------------------
stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Certificate of Incorporation and bylaws of ENDOVASC LTD., INC. and the Articles of Incorporation and bylaws of ENDOVASC, INC. each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. There will be no change to this provision as a result of the reincorporation.

     Special  Meetings  Pursuant  to  Petition  of  Stockholders.  Delaware  law
     -----------------------------------------------------------
provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of ENDOVASC, INC. to require that an annual meeting be held without the consent of the board of directors.

     Cumulative  Voting.  Cumulative  voting for directors entitles stockholders
     ------------------
to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Certificate of Incorporation of ENDOVASC LTD., INC. nor the Articles of Incorporation of

ENDOVASC, INC. provide for cumulative voting. The reincorporation does not change the rights of the stockholders to cumulate their votes.

     Vacancies.  Under  Delaware law, vacancies on the board of directors may be
     ---------
filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both ENDOVASC LTD., INC. and ENDOVASC, INC. address the election of persons to fill vacancies on the board of directors in the same manner.

     Indemnification  of  Officers  and  Directors  and Advancement of Expenses.
     --------------------------------------------------------------------------
Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be no difference in stockholders' rights with respect to this issue because the bylaws of ENDOVASC LTD., INC. and ENDOVASC, INC. each provide for the mandatory advancement of expenses of directors and officers.

     Limitation  on  Personal  Liability  of  Directors.  Delaware law permits a
     --------------------------------------------------
corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation of ENDOVASC LTD., INC. excludes director liability to the maximum extent allowed by Delaware law. Nevada law permits, and ENDOVASC, INC. has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     Dividends.  Delaware  law  is more restrictive than Nevada law with respect
     ---------
to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation makes it possible for ENDOVASC, INC. to pay dividends or other distributions that would not be payable under Delaware law.

     Restrictions  on  Business  Combinations.  Both  Delaware  and  Nevada  law
     ----------------------------------------
contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

     Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

     Neither the ENDOVASC LTD., INC., nor ENDOVASC, INC. have opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.

     Amendment  to  Articles  of  Incorporation/Certificate  of Incorporation or
     ---------------------------------------------------------------------------
Bylaws. Both Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Delaware and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

     Actions  by  Written Consent of Stockholders.  Both Delaware and Nevada law
     --------------------------------------------
provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

     Stockholder  Vote  for Mergers and Other Corporation Reorganizations.  Both
     --------------------------------------------------------------------
jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Delaware nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.


                       DEFENSES AGAINST HOSTILE TAKEOVERS

     The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the ENDOVASC, INC. Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the ENDOVASC, INC. Articles of Incorporation. Substantially similar provisions were contained in the ENDOVASC LTD., INC. Certificate of Incorporation and the reincorporation does not change the nature of the anti-takeover provisions or their effect.

     The anti-takeover provisions of the ENDOVASC, INC. Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of ENDOVASC, INC. which has not been negotiated with and approved by the ENDOVASC, INC. board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of ENDOVASC, INC. or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of ENDOVASC, INC.

or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

     Authorized Shares of Capital Stock. The ENDOVASC, INC. Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of ENDOVASC, INC.'s serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up to 200,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of ENDOVASC, INC. determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

     Stockholder Meetings. Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The ENDOVASC, INC. Articles of Incorporation provides that annual stockholder meetings may be called only by the ENDOVASC, INC. board of directors or a duly designated committee of the board. Although ENDOVASC, INC. believes that this provision will discourage stockholder attempts to disrupt the business of ENDOVASC, INC. between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of ENDOVASC, INC.

     Classified Board of Directors and Removal of Directors. ENDOVASC, INC.'s Articles of Incorporation provides that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of ENDOVASC, INC.'s outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

     Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. ENDOVASC, INC.'s Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of ENDOVASC, INC. through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. ENDOVASC, INC.'s Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.


                                APPRAISAL RIGHTS

     The reincorporation will be conducted as a merger of ENDOVASC LTD., INC. into our wholly owned subsidiary pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. The stockholders are not entitled to receive consideration in lieu of the shares of ENDOVASC, INC.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                               ENDOVASC LTD., INC.
                            (A DELAWARE CORPORATION)
                                       AND
                                 ENDOVASC, INC.
                             (A NEVADA CORPORATION)

PLAN AND AGREEMENT OF MERGER entered into on February 24, 2003, by and between ENDOVASC LTD., INC., a Delaware corporation ("ENDV-Delaware"), and ENDOVASC, INC., a Nevada corporation ("ENDV-Nevada").

     WHEREAS, ENDV-Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, Wilmington, County of Newcastle, Delaware; and

     WHEREAS, the total number of shares of stock which ENDV-Delaware has authority to issue is 220,000,000, of which 200,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

     WHEREAS, ENDV-Nevada is a business corporation of the State of Nevada with its registered office therein located at 502 East John Street, City of Carson City; and

     WHEREAS, the total number of shares of stock which ENDV-Nevada has authority to issue is 220,000,000, of which 200,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

     WHEREAS, the Delaware General Corporation Law Act permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

     WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

     WHEREAS, ENDV-Delaware and ENDV-Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge
ENDV-Delaware with and into ENDV-Nevada pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.


                                    ARTICLE I
                                     MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.


                               Exhibit A - Page 1

     A. Endovasc Ltd., Inc., a corporation organized under and governed by the laws of the State of Delaware with a principal place of business at 15001 Walden Road, Suite 201, Montgomery, Texas (the "terminating corporation").

     B. Endovasc, Inc., a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at 15001
     Walden  Road,  Suite  201, Montgomery, Texas (the "surviving corporation").

1.2. SURVIVING CORPORATION. Endovasc, Inc. shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of Endovasc, Inc. shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada Law"), ENDV-Delaware is merged with and into ENDV-Nevada. The separate existence of ENDV-Delaware shall cease on and after the Effective Date.


                                   ARTICLE II
                        EXCHANGE AND CONVERSION OF SHARES

2.1.     CONVERSION  OF  CAPITAL  STOCK.

     A. On the Effective Date, each issued and outstanding share of the common stock, $.001 par value per share, of ENDV-Delaware shall be converted into the right to receive one and one-fifth (1.20), fully paid and non-assessable share of the common stock, $.001 par value per share, of ENDV-Nevada.

     B. On the Effective Date, each issued and outstanding share of the preferred stock of any series or class of ENDV-Delaware shall be converted into the right to receive one fully paid and non-assessable share of preferred stock, $.001 par value per share, of ENDV-Nevada with substantially identical rights and preferences.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by ENDV-Nevada as a result of the merger. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of ENDV-Nevada and a full share of ENDV-Nevada common stock, $.001 par value per share, shall be issued in its place.

2.3. MANDATORY EXCHANGE. Pursuant to the provisions of NRS 78.250, any certificate representing shares of the common stock, $.001 par value per share, or preferred stock, $.001 par value per share, of ENDV-Delaware are shall be surrendered to ENDV-Nevada for cancellation and exchanged for certificates representing shares of ENDV-Nevada common stock, $.001 par value per share, or preferred stock, $.001 par value per share. Any stock represented by certificates that have not been so surrendered and exchanged shall not be entitled to notice of or to vote on any matters on which the shareholders of ENDV-Nevada are entitle to vote and shall not be entitled to receive any distributions on ENDV-Nevada capital stock. Without limiting any rights or


                               Exhibit A - Page 2
remedies available to it, ENDV-Nevada may sue in any court with jurisdiction to cause any stockholder of ENDV-Delaware to tender certificates representing shares owned by such stockholder to be tendered to ENDV-Nevada for exchange.

2.4. CANCELLATION OF EXISTING SHARES. On the Effective date, each share of the common stock, $.001 par value per share, of ENDV-Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of ENDV-Nevada.


                                   ARTICLE III
                       ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.001 par value per share, of ENDV-Delaware, each option, warrant or other right to purchase shares of the common stock, $.001 par value per share, of ENDV-Delaware, shall be exercisable to purchase one and one-fifth (1.20) shares of the common stock, $.001 par value per share, of ENDV-Nevada on the same terms and conditions.

3.2. SUBMISSION TO SERVICE IN DELAWARE. ENDV-Nevada agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the ENDV-Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. In the event that this Agreement is approved and adopted by the stockholders of ENDV-Delaware in accordance with Delaware Law, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Delaware Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. ENDV-Delaware hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.


                                   ARTICLE IV
                                 EFFECTIVE DATE

4.1. EFFECTIVE DATE. This merger shall be effective in the State of Delaware and the State of Nevada, shall be on the last to occur of the following (the "Effective Date"):

     A. the approval of this Agreement by the stockholders of ENDV-Delaware in accordance with Delaware Law; or

     B. the date this Agreement, or a certificate of merger meeting the requirements of Nevada Law, is filed with the Secretary of State of the State of Nevada; or


                               Exhibit A - Page 3

     C.      March  31,  2003.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of ENDV-Delaware and the stockholders of ENDV-Nevada, no such amendment may (a) change the rate of exchange for any shares of ENDV-Delaware or the types or amounts of consideration that will be distributed to the holders of the shares of stock of ENDV-Delaware; (b) change any term of the Articles of Incorporation of ENDV-Nevada; or (c) adversely affect any of the rights of the stockholders of ENDV-Delaware or ENDV-Nevada.


                                    ARTICLE V
                                  MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this February 24, 2003.

ENDOVASC  LTD.,  INC.

            /s/  David P. Summers
By:     ___________________________________
        David P. Summers
        Chief Executive Officer & President

ENDOVASC,  INC.

            /s/  David P. Summers
By:     ___________________________________
        David P. Summers
        Chief Executive Officer


                               Exhibit A - Page 4

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                                 ENDOVASC, INC.

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:


                                    ARTICLE I
                                      NAME

     The name of the Corporation is Endovasc, Inc. (hereinafter, the "Corporation).


                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     The name of the Corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the Corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.


                                   ARTICLE III
                                     POWERS

     The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.


                                   ARTICLE IV
                                      TERM

     The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  CAPITAL STOCK

     The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 220,000,000 of which 200,000,000 are to be shares of common stock, $.001 par value per share, and of which 20,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of


                               Exhibit B - Page 1
directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be tangible or intangible property or benefit to the Corporation, including but not limited to cash, promissory notes, services rendered, contracts for services to be rendered, securities of the Corporation, personal property, real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

     A. Common Stock. Except as provided in these Articles, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holders. Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind. The Corporation may issue one or more series of common stock, each of which shall have such relative rights with respect to dividends and liquidations as set forth in a resolution or resolutions adopted by the board of directors of the Corporation. Each share of each series of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.

     B. Serial Preferred Stock. Except as provided in these Articles, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;


                               Exhibit B - Page 2

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.


                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                               Exhibit B - Page 3

                                   ARTICLE VII
                              REPURCHASE OF SHARES

     The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

     A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

     B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

     C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

     D. Meetings of stockholders may be held at such place as the bylaws may provide.


                                   ARTICLE IX
                      NOTICE FOR NOMINATIONS AND PROPOSALS

     A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on


                               Exhibit B - Page 4
     which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                    ARTICLE X
                                    DIRECTORS

     A. Initial Board of Directors. The initial board of directors shall consist of one person, who shall serve until the initial meeting of directors and the election of his replacement. The initial director shall be

                               M. Dwight Cantrell
                                15001 Walden Road
                                    Suite 201
                              Montgomery, TX 77356

     B. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term


                               Exhibit B - Page 5
     expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

     C. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

     D. Increase and Reduction in Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

     E. Directors Elected by Preferred Stockholders. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this
     Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                               Exhibit B - Page 6

                                   ARTICLE XI
                              REMOVAL OF DIRECTORS

     Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XII
                          ACQUISITION OF CAPITAL STOCK

     A.       Definitions.  For  the  purpose  of  this  Article:

          (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

          (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

          (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

          (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

          (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.

          (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily


                               Exhibit B - Page 7
     closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

          (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

          (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

          (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

     B.       Acquisition  of  Control  Shares.

          (1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

          (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the "Reference Date") one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with


                               Exhibit B - Page 8
     the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

     C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

     D.      Construction. A majority of the Continuing Directors, as defined in
     Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this
     Article  XII  in  good  faith  and  on  the  basis  of such information and


                               Exhibit B - Page 9
     assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

     E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE XIII
                    APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

     A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

          (2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance


                              Exhibit B - Page 10
     shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

          (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

     B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

     C. For the purposes of this Article XIII the following definitions apply:

          (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

          (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

          (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing
     Directors then on the board. (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                              Exhibit B - Page 11

                                   ARTICLE XIV
                       EVALUATION OF BUSINESS COMBINATIONS

     In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                   ARTICLE XV
                                 INDEMNIFICATION

     Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this
Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XVI
                       LIMITATIONS ON DIRECTORS' LIABILITY

     No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300. If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of


                              Exhibit B - Page 12
directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XVII
                               AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVIII
                     AMENDMENT OF ARTICLES OF INCORPORATION

     Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).


                                   ARTICLE XIX
                                  INCORPORATOR

     The name and address of the incorporator is:

                               Lawrence E. Wilson
                            1001 McKinney, 18th Floor
                                Houston, TX 77002

     THE  UNDERSIGNED, being the sole incorporator, for the purpose of forming a


                              Exhibit B - Page 13
corporation pursuant to the General Corporation Law of Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this February 17, 2003.


     /s/  Lawrence E. Wilson
-----------------------------------
Lawrence E. Wilson


                              Exhibit B - Page 14